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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 26, 2001

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

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
             Delaware                                 0-21366                              41-1590621
(State of or other jurisdiction of                  (Commission                         (I.R.S. Employer
          incorporation)                            File Number)                        Identification No.)
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        2905 Northwest Boulevard, Suite 20,
               Plymouth, Minnesota                                      55441
     (Address of principal executive offices)                        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005










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ITEM 5. OTHER

On July 26, 2001, Tricord Systems, Inc. (the "Company") issued a press release announcing financial results for the second quarter ended June 30, 2001. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      TRICORD SYSTEMS, INC.


Dated: July 26, 2001                                  By /s/ Steven E. Opdahl
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                                                         Steven E. Opdahl
                                                         Chief Financial Officer



































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                                INDEX TO EXHIBITS


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
Exhibit        Item                                                  Method of Filing
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
99.1           Press Release dated July 26, 2001, announcing         Filed herewith electronically
               financial results for the second quarter ended
               June 30, 2001
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